YOUR DIVIDEND CHECK FROM

VESTAUR SECURITIES FUND

_________                  _________                  __________

Check no.                      Code no.                        Account no.

_________                  ___________           __________               ______

Record date                Payable date              Dividend rate            Shares

                                                                                                                                                                        PAY $________

                        [Name]

                        [Street Address]

                        [City, County, Zip Code]

_________________________________________________________________________________

                        Shareholders have recently received a proxy for Vestaur’s 2005 annual Meeting.

                        The Board of Trustees of Vestaur has approved the merger and

                        Recommends that you vote FOR this proposal. If you have any questions

                        About the proxy, please call Computershare, our proxy solicitor, at

                        888-999-6045.